Related Parties	12 Months Ended
Dec. 31, 2011
Related Parties [Abstract]
Related Parties

31.    Related Parties

Janssen AI

Janssen AI, a newly formed subsidiary of Johnson & Johnson, acquired substantially all of the assets and rights related to the AIP with Wyeth (which has been acquired by Pfizer) in September 2009. In consideration for the transfer of these assets and rights, we received a 49.9% equity interest in Janssen AI which has been recorded as an equity method investment on the Consolidated Balance Sheet at December 31, 2011. For additional information relating to the AIP divestment, refer to Note 5. For additional information relating to our equity method investment, refer to Note 9.

Following the divestment of the AIP business to Janssen AI in September 2009, we provided administrative, I.T., and R&D transition services to Janssen AI, and recorded fees of $3.7 million in 2010 and $2.9 million in 2009 related to these transition services. These activities ceased in December 2010, with the exception of I.T. related services. We recorded fees of $0.3 million in 2011 related to I.T. services. We also received sublease rental income of $2.2 million in 2011 (2010: $2.3 million; 2009: $0.6 million) from Janssen AI in respect of agreements for office and laboratory space in South San Francisco and office space in Dublin. The total expense in 2011 relating to equity-settled share based awards held by former Elan employees that transferred to Janssen AI was $2.4 million (2010: $0.4 million; 2009: less than $0.1 million). At December 31, 2011, we had a balance owing to us from Janssen AI of $Nil (2010: $0.2 million).

Alkermes plc

In connection with the divestment of our EDT business on September 16, 2011, we received $500.0 million in cash consideration and 31.9 million ordinary shares of Alkermes plc, which represented approximately 25% of the equity of Alkermes plc at the close of the transaction. Our equity interest in Alkermes plc was recorded as an equity method investment on the Consolidated Balance Sheet at a carrying amount of $528.6 million, based on the closing share price of $16.57 of Alkermes, Inc. shares on the date of the transaction.

Following the divestment of the EDT business to Alkermes plc, we provided administrative and I.T. transition services to Alkermes plc, and recorded fees of $1.1 million in 2011 related to these transition services. At December 31, 2011, we had a balance owing to us from Alkermes plc of $1.9 million; which includes an amount of $1.2 million owed to us in respect of the EDT divestment transaction working capital adjustment.

Transactions with Directors

Except as set out below, there are no service contracts in existence between any of the directors and Elan:

Non-Executive Directors' Terms of Appointment

Period	Three-year term which can be extended by mutual consent, contingent on satisfactory performance and re-election at the Annual General Meeting (AGM).
Termination	By the director or the Company at each party's discretion without compensation.
Fees	Board Membership Fees
	Chairman's Fee	$150,000	(1)
	Director's Fee	$55,000	(2)

	Additional Board/Committee Fees
	Lead Independent Director's Fee	$20,000
	Audit Committee Chairman's Fee	$25,000	(3)
	Audit Committee Member's Fee	$15,000
	Other Committee Chairman's Fee	$20,000	(3)
	Other Committee Member's Fee	$12,500
Equity

Non-executive directors are entitled to be considered for an annual equity award, based on the recommendation of the Leadership, Development and Compensation Committee (LDCC) and supported by the advice of the LDCC's compensation consultants. Such equity awards are normally granted in February of each year and are currently made in the form of RSUs. The awards made in February 2012 had the following grant date fair values:

	Chairman	$400,000	(1)
	Other non-executive directors	$200,000	(2)
Expenses	Reimbursement of travel and other expenses reasonably incurred in the performance of their duties.
Time commitment	Five scheduled in-person board meetings, the AGM and relevant committee meetings depending upon board/committee requirements and general corporate activity.

Non-executive board members are also expected to be available for a number of unscheduled board and committee meetings, where applicable, as well as to devote appropriate preparation time ahead of each meeting.

Confidentiality	Information acquired by each director in carrying out their duties is deemed confidential and cannot be publicly released without prior clearance from the chairman of the board.

(1)

The chairman's compensation for 2012 consists of a fee of $150,000 (2011: $250,000) and RSUs with a grant date fair value of $400,000 (2011: $200,000), amounting to a total value of $550,000 in 2012 (2011:$450,000). The chairman does not receive additional compensation for sitting on board committees.

(2)

Non-executive directors can elect to receive their fee payments in the form of RSUs, which will vest on the earlier of 90 days after their retirement from the Board or 10 years. In 2011, Dr. Ekman, Mr. McGowan and Mr. McLaughlin elected to receive their fee payments in the form of RSUs.

(3)	Inclusive of committee membership fee.

Dr. Ekman

Effective December 31, 2007, Dr. Lars Ekman resigned from his operational role as president of R&D and has continued to serve as a member of the board of directors of Elan.

Under the agreement reached with Dr. Ekman, we agreed by reference to Dr. Ekman's contractual entitlements and in accordance with our severance plan to (a) make a lump-sum payment of $2,500,000; (b) make milestone payments to Dr. Ekman, subject to a maximum amount of $1,000,000, if we achieve certain milestones in respect of our Alzheimer's disease program; (c) accelerate the vesting of, and grant a two-year exercise period, in respect of certain of his equity awards, with a cash payment being made in respect of one grant of RSUs (which did not permit accelerated vesting); and (d) continue to make annual pension payments in the amount of $60,000 per annum, provide the cost of continued health coverage and provide career transition services to Dr. Ekman for a period of up to two years. A total severance charge of $3.6 million was expensed in 2007 for Dr. Ekman, excluding potential future success milestone payments related to our Alzheimer's disease program. To date, none of the milestones has been triggered, and they remain in effect.

Mr. Martin

On January 7, 2003, we and Elan Pharmaceuticals, Inc. (EPI) entered into an agreement with Mr. G. Kelly Martin such that Mr. Martin was appointed president and CEO effective February 3, 2003.

Effective December 7, 2005, we and EPI entered into a new employment agreement with Mr. Martin, under which Mr. Martin continues to serve as our CEO with an initial base annual salary of $798,000. Mr. Martin is eligible to participate in our annual bonus plan, performance-based stock awards and merit award plans. Under the new agreement, Mr. Martin was granted an option to purchase 750,000 Ordinary Shares with an exercise price per share of $12.03, vesting in three equal annual installments (the 2005 Options). Mr. Martin's employment agreement was amended on December 19, 2008 to comply with the requirements of Section 409A of the IRC.

On June 2, 2010, Elan and Mr. Martin agreed to amend his 2005 employment contract from an open-ended agreement to a fixed term agreement. Under this 2010 agreement, Mr. Martin committed to remain in his current roles as CEO and director of the Company through to May 1, 2012. It was agreed that upon the completion of this fixed term Mr. Martin will then serve the board as executive adviser through to January 31, 2013. Under this amendment, Mr. Martin's base salary was increased from $800,000 to $1,000,000 per year effective June 1, 2010 and when Mr. Martin moves to the role of executive adviser, his base salary will be reduced to $750,000 per year, he will not be eligible for a bonus and he will resign from the board.

The agreement, as amended, continues until Mr. Martin resigns, is involuntarily terminated, is terminated for cause or dies, or is disabled. In general, if Mr. Martin's employment is involuntarily terminated (other than for cause, death or disability) or Mr. Martin leaves for good reason, we will pay Mr. Martin a lump sum equal to two (three, in the event of a change in control) times his salary and target bonus and his options will be exercisable until the earlier of (i) January 31, 2015 or (ii) tenth anniversary of the date of grant. In the event of a change in control, his options will be exercisable until the earlier of (i) three years from the date of termination, or January 31, 2015, whichever is later or (ii) the tenth anniversary of the date of grant of the stock option.

In the event of such an involuntary termination (other than as the result of a change in control), Mr. Martin will, for a period of two years (three years in the event of a change in control), or, if earlier, the date Mr. Martin obtains other employment, continue to participate in our health and medical plans and we shall pay Mr. Martin a lump sum of $50,000 to cover other costs and expenses. Mr. Martin will also be entitled to career transition assistance and the use of an office and the services of a full-time secretary for a reasonable period of time not to exceed two years (three years in the event of a change in control).

In addition, if it is determined that any payment or distribution to Mr. Martin would be subject to excise tax under Section 4999 of the IRC, or any interest or penalties are incurred by Mr. Martin with respect to such excise tax, then Mr. Martin shall be entitled to an additional payment in an amount such that after payment by Mr. Martin of all taxes on such additional payment, Mr. Martin retains an amount of such additional payment equal to such excise tax amount.

The agreement also obligates us to indemnify Mr. Martin if he is sued or threatened with suit as the result of serving as our officer or director. We will be obligated to pay Mr. Martin's attorney's fees if he has to bring an action to enforce any of his rights under the employment agreement.

Mr. Martin is eligible to participate in the retirement, medical, disability and life insurance plans applicable to senior executives in accordance with the terms of those plans. He may also receive financial planning and tax support and advice from the provider of his choice at a reasonable and customary annual cost.

No other director has an employment contract extending beyond 12 months or pre-determined compensation on termination which exceeds one year's salary.

Mr. McLaughlin

In 2011 and 2010, Davy, an Irish based stockbroking, wealth management and financial advisory firm, of which Mr. McLaughlin is deputy chairman, provided advisory services to the company. The total invoiced value of these services in 2011 was $0.2 million (2010: $0.3 million). Services rendered in 2011 included work in relation to the EDT divestment.

In November 2011, the Company engaged an adult son of Kyran McLaughlin as a consultant in relation to the Company's investor relations programmes for a six month period. The amount invoiced for these services in 2011 was €11,800. Mr. McLaughlin's son is not an executive officer and does not have a key strategic role within Elan.

Mr. Pilnik

In 2009, prior to his joining the board of directors of Elan, Mr. Pilnik was paid a fee of $15,230 for consultancy services provided to Elan.

Dr. Selkoe

Effective as of July 1, 2009, EPI entered into a consultancy agreement with Dr. Selkoe under which Dr. Selkoe agreed to provide consultant services with respect to the treatment and/or prevention of neurodegenerative and autoimmune diseases. We pay Dr. Selkoe a fee of $12,500 per quarter under this agreement. The agreement is effective for three years unless terminated by either party upon 30 days written notice and supersedes all prior consulting agreements between Dr. Selkoe and Elan. Previously, Dr. Selkoe was a party to a similar consultancy agreement with EPI and Athena. Under the consultancy agreements, Dr. Selkoe received $50,000 in 2011, 2010 and 2009.

Dr. Selkoe serves as a Company-nominated director of Janssen AI, a subsidiary of Johnson & Johnson in which Elan holds a 49.9% equity interest. In December 2010, Dr Selkoe entered into a consulting agreement with Johnson & Johnson Pharmaceutical Research & Development LLC. This agreement was amended in November 2011 to extend it until December 31, 2012. During 2011, Dr. Selkoe received a fee of $1,600 in respect of services provided under this agreement. On February 2, 2012, this consulting agreement was terminated.

Arrangements with Former Directors

Agreements with Mr. Schuler, Mr. Bryson and Crabtree Partners L.L.C.

On September 17, 2010, we entered into agreements with Mr. Schuler and Mr. Bryson whereby we agreed to pay to Mr. Schuler and Mr. Bryson the aggregate amount of $300,000 in settlement of all costs, fees and expenses incurred by them in respect of any and all matters relating to the Irish High Court litigation and the SEC investigation of Mr. Schuler. Under the agreements, Mr. Schuler and Mr. Bryson agreed to resign from the board, and they subsequently resigned on October 29, 2010.

On June 8, 2009, we entered into an agreement with Mr. Schuler, Mr. Bryson and Crabtree Partners L.L.C. (an affiliate of Mr. Schuler and a shareholder of the Company) (collectively "the Crabtree Group"). Pursuant to this Agreement, we agreed to nominate Mr. Schuler and Mr. Bryson for election as directors of the Company at the 2009 AGM. Mr. Schuler and Mr. Bryson irrevocably agreed to resign as directors of the Company effective on the first date on which Mr. Schuler, Mr. Bryson and Crabtree Partners L.L.C. cease to beneficially own, in aggregate, at least 0.5% of the Company's issued share capital. The Agreement also included a standstill provision providing that, until the later of December 31, 2009, amended to January 1, 2012, pursuant to the 2010 agreement, and the date that was three months after the date on which Mr. Schuler and Mr. Bryson cease to be directors of the Company, none of Mr. Schuler, Mr. Bryson, Crabtree Partners L.L.C. or any of their respective affiliates would, among other things, acquire any additional equity interest in the Company if, after giving effect to the acquisition, Mr. Schuler, Mr. Bryson, Crabtree Partners L.L.C. and their affiliates would own more than 3% of the Company's issued share capital. Finally, we agreed to reimburse the Crabtree Group for $500,000 of documented out-of-pocket legal expenses incurred by their outside counsel in connection with the Agreement and the matters referenced in the Agreement.

Dr. Bloom

On July 17, 2009, EPI entered into a consultancy agreement with Dr. Bloom under which Dr. Bloom agreed to provide consultant services to Elan with respect to the treatment and/or prevention of neurodegenerative diseases and to act as an advisor to the science and technology committee. Effective July 17, 2011, this agreement was extended for a further year ("the Amended Agreement") and we pay Dr. Bloom a fee of $12,500 per quarter under the Amended Agreement. This agreement can be terminated by either party upon 30 days written notice. Under the consultancy agreements, Dr. Bloom received $44,674 in 2011 (2010: $58,125, of which $18,152 related to services rendered during 2009).

Mr. Cooke

In connection with the EDT transaction, as described in Note 5, and Mr. Cooke's transfer of employment from the Company to Alkermes plc, the Company and Mr. Cooke agreed on September 16, 2011, that if his employment with Alkermes plc is terminated otherwise than for disciplinary reasons, and the date of expiry of notice of his termination of employment is not later than August 15, 2012, we will make up the shortfall, if any, between the severance amount payable to him by Alkermes plc, and the amount that he would have received under our current Elan severance plan had his employment continued and been terminated by us.

External Appointments and Retention of Fees

Executive directors may accept external appointments as non-executive directors of other companies and retain any related fees paid to them.